BRAZOS MUTUAL FUNDS

Supplement dated September 1, 2005 to

Class N and Y Prospectus
Class B and II Prospectus
dated April 1, 2005

The Board of Trustees of Brazos Mutual Funds recently determined to liquidate the Real Estate Securities Portfolio (the “Portfolio”) after considering a variety of alternatives. The Board determined that the liquidation was in the best interests of the Portfolio and its shareholders. Accordingly, the Portfolio has ceased to offer new shares and will be liquidated on or about October 31, 2005 after providing shareholders with 60 days notice. In anticipation of the liquidation, the Portfolio has converted its assets to cash instruments.